EXHIBIT 99.1

Contact:
Doug Farrell
Vice President of Investor Relations
408-731-5285

AFFYMETRIX REPORTS THIRD QUARTER 2014 OPERATING RESULTS

Santa Clara, Calif.—October 30, 2014—Affymetrix, Inc., (NASDAQ: AFFX) today reported its operating results for the third quarter of 2014.

Results for the three months ended September 30, 2014:

•	Total revenue was $87.1 million, compared to $80.4 million in third quarter of 2013. Total revenue grew by 8.4% over the third quarter of 2013.

•	Product revenue was $78.1 million compared to $74.8 million in the third quarter of 2013, an increase of 4.4%.

•
GAAP net income was $2.4 million, or $0.03 per diluted share, as compared to a GAAP net loss of $4.2 million, or $0.06 per diluted share, in the third quarter of 2013, an increase of $6.6 million or $0.09 per diluted share.

•
Non-GAAP net income was $6.3 million, or $0.08 per diluted share, compared to a non-GAAP net income of $3.3 million, or $0.05 per diluted share, for the third quarter of 2013. Please refer to "Itemized Reconciliation Between GAAP and Non-GAAP Net Income (Loss)" for a reconciliation of these GAAP and non-GAAP financial measures.

•	Total balance in cash and cash equivalents was $68.3 million and senior debt was $24.0 million as of September 30, 2014.

Product revenue for the third quarter of 2014 was $78.1 million and service and other revenue was $9.0 million. This compares to product revenue of $74.8 million and service and other revenue of $5.6 million in the third quarter of 2013. Product revenue for the third quarter of 2014 included consumable revenue of $73.7 million and instrument revenue of $4.4 million. Product revenue for the third quarter of 2013 included consumable revenue of $72.0 million and instrument revenue of $2.8 million.

Total GAAP gross margin was 59%, as compared to 55% in the same period of 2013. Excluding non-GAAP adjustments such as the amortization of acquired intangible assets, gross margin for the third quarter of 2014 was 61% compared to 61% in the same period of 2013. Please refer to the "Itemized Reconciliation Between GAAP and Non-GAAP Gross Margin" for a reconciliation of these GAAP and non-GAAP financial measures.

For the third quarter of 2014, operating expenses were $46.6 million on a GAAP basis as compared to $45.1 million in the same period of 2013. Excluding non-GAAP adjustments, such as the amortization of acquired intangible assets and non-recurring charges, operating expenses for the third quarter of 2014 were $44.1 million, compared to an adjusted total of $41.9 million in the same period of 2013. The increase is primarily due to higher variable compensation costs and legal costs associated with litigation matters. Please refer to the "Itemized Reconciliation Between GAAP and Non-GAAP Operating Expenses" for a reconciliation of these GAAP and non-GAAP financial measures.

“We are pleased with our overall financial performance for the third quarter. From a year-to-date perspective, we have grown our total revenue by approximately 7.5%,” stated Frank Witney, President and CEO. “This underscores the strength of our product portfolio and validates our strategy of diversifying our revenues and focusing on high-growth markets.”

"During the third quarter, we generated a GAAP profit driven by strong topline growth, rigorous cost controls and exceeding our target non-GAAP gross margin," stated Gavin Wood, EVP and CFO. "As a result of our strong year-to-date performance, we are raising our full-year guidance to total revenue of $345 million and adjusted EBITDA of approximately 17% of revenue."

Recent developments:

•
The Company signed a multi-year supply agreement covering Affymetrix arrays and instruments to be utilized as part of Ariosa’s Harmony™ Non-Invasive Prenatal Test (NIPT). The partnership enables Ariosa to pursue the development of a Harmony test kit that will allow other laboratories around the world to adopt and perform this test. This announcement follows the recent publication of a study in Fetal Diagnosis and Therapy online in which Ariosa’s scientists successfully tested and implemented Affymetrix microarrays as part of a DNA quantification method for the Harmony test. The study demonstrated better performance of Affymetrix microarrays in comparison to a next generation sequencing approach in regard to shorter turn-around time and improved precision in measuring chromosome concentration and fetal fraction of cell-free DNA.

•
Affymetrix exclusively licensed technology from Peptide Groove LLP that enables HLA typing of human samples from genotyping data generated from a variety of assays including the company's Axiom® genotyping assays. The partners at Peptide Groove LLP developed HLA*IMP, the first HLA typing statistical imputation method which can call 4-digit HLA types from SNP genotyping data with high accuracy. Alternative methods for HLA typing, such as DNA sequencing, can be laborious, time consuming, and expensive. Imputing HLA types from genotyping data, such as those from Affymetrix’ Axiom genotyping platform, offers a new, very high-throughput, and low-cost approach. The technology will enable purpose-built, highly efficient HLA typing screening arrays that could prove useful for a broad range of HLA typing application needs, including donor repositories, drug development clinical trials, and many translational research studies. Additionally, customers using Affymetrix Axiom biobank arrays and other genotyping arrays for GWAS and fine mapping will be able to ascertain HLA type information without the need for further experimentation.

Affymetrix will host a conference call on Thursday, October 30, 2014 at 2:00 p.m. PT to review its operating results for the third quarter of 2014. A live webcast can be accessed by visiting the Investor Relations section of the Company's website at www.affymetrix.com. In addition, investors and other interested parties can listen by dialing domestic: (877) 407-8291, international: (201) 689-8345.
A replay of this call will be available from 5:00 p.m. PT on October 30, 2014 until 8:00 p.m. PT on November 7, 2014 at the following numbers: domestic: (877) 660-6853, international: (201) 612-7415. The conference call passcode to access the replay is 13592101. An archived webcast of the conference call will be available under the Investor Relations section of the Company's website.
About Affymetrix

Affymetrix technology is used by the world's top pharmaceutical, diagnostic, and biotechnology companies, as well as leading academic, government, and nonprofit research institutes. More than 2,300 systems have been shipped around the world and more than 65,000 peer-reviewed papers have been published using the technology. Affymetrix is headquartered in Santa Clara, California, and has manufacturing facilities in Cleveland, Ohio, San Diego, California, Singapore and Vienna, Austria. The Company has about 1,100 employees worldwide and maintains sales and distribution operations across Europe, Asia and Latin America.

All statements in this press release that are not historical are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act as amended, including statements related to our plans to return to growth and sustained profitability as well as other statements regarding Affymetrix's "expectations," "beliefs," "hopes," "intentions," "strategies" or the like. Such statements are subject to risks and uncertainties that could cause actual results to differ materially for Affymetrix from those projected, including, but not limited to: Affymetrix's ability to stabilize its business and grow revenue, Affymetrix's ability to timely and successfully integrate and realize the anticipated strategic benefits and costs savings or other synergies of the acquisition of eBioscience in a cost-effective manner while minimizing the disruption to its business; risks that eBioscience's future performance may not be consistent with its historical performance; risks relating to Affymetrix's ability to make scheduled payments of the principal of, to pay interest on or to refinance its indebtedness; risks relating to Affymetrix's ability to successfully develop and commercialize new products, including its ability to successfully develop and commercialize novel molecular solutions based on eBioscience's portfolio of reagents; risks relating to past and future acquisitions, including the ability of Affymetrix to successfully integrate such acquisitions into its existing business; risks of Affymetrix's ability to achieve and sustain higher levels of revenue, higher gross margins and reduced operating expenses; risks relating to Affymetrix's ability to generate cash after interest and principal payments; uncertainties relating to technological approaches; risks associated with manufacturing and product development; personnel retention; uncertainties relating to cost and pricing of Affymetrix products; dependence on collaborative partners; uncertainties relating to sole-source suppliers; uncertainties relating to FDA and other regulatory approvals; competition; risks relating to intellectual property of others and the uncertainties of patent protection and litigation. These and other risk factors are discussed in Affymetrix's Annual Report on Form 10-K for the year ended December 31, 2013, and other SEC reports. Affymetrix expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Affymetrix's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

In addition to providing financial measures based on generally accepted accounting principles in the United States (GAAP), Affymetrix has disclosed in this press release its net loss and net loss per share as well as its total gross margin and operating expenses for the third quarter of 2014 and 2013 excluding specified items. Reconciliation of GAAP to Non-GAAP measures can be found in the tables included in this press release. Affymetrix has determined to disclose this financial information to investors because it believes it will be useful, as a supplement to GAAP measures, in comparing Affymetrix's operating performance in the third quarter of 2014 as compared to the prior-year period. These Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

PLEASE NOTE:
Affymetrix, the Affymetrix logo, GeneChip, and all other trademarks are the property of Affymetrix, Inc.

- Financial Charts to Follow -

AFFYMETRIX, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	September 30, 2014	December 31, 2013
ASSETS:		(Note 1)
Current assets:
Cash and cash equivalents	$68,327	$57,128
Accounts receivable, net	46,037	50,862
Inventories, net—short-term portion	51,674	58,059
Deferred tax assets—short-term portion	1,974	767
Prepaid expenses and other current assets	8,964	8,920
Total current assets	176,976	175,736
Property and equipment, net	16,137	18,671
Inventories, net—long-term portion	6,098	5,972
Goodwill	157,962	161,595
Intangible assets, net	112,339	131,108
Deferred tax assets—long-term portion	344	355
Other long-term assets	10,699	11,074
Total assets	$480,555	$504,511

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:	$47,806	$45,534
Accounts payable and accrued liabilities	4,000	12,750
Current portion of long-term debt	12,953	18,660
Deferred revenue—short-term portion	64,759	76,944
Total current liabilities	2,524	2,824
Deferred revenue—long-term portion	105,000	105,000
4.00% notes	19,950	26,700
Term loan—long-term portion	20,445	21,496
Other long-term liabilities	212,678	232,964
Total liabilities
Stockholders’ equity:	736	723
Common stock	778,393	768,149
Additional paid-in capital	3,466	8,392
Accumulated other comprehensive income	(514,718)	(505,717)
Accumulated deficit	267,877	271,547
Total stockholders’ equity	$480,555	$504,511
Total liabilities and stockholders’ equity

Note 1:
The condensed consolidated balance sheet at December 31, 2013 has been derived from the audited consolidated financial statements at that date included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

AFFYMETRIX, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
REVENUE:
Product sales	$78,069	$74,776	$227,644	$220,505
Services and other	9,017	5,578	27,845	17,258
Total revenue	87,086	80,354	255,489	237,763
COSTS AND EXPENSES:
Cost of product sales	29,140	32,600	89,211	100,621
Cost of services and other	6,426	3,915	19,358	11,128
Research and development	12,926	11,478	37,443	35,686
Selling, general and administrative	33,718	33,646	108,546	102,286
Litigation settlement	—	—	5,100	—
Restructuring charges	—	(2)	—	4,484
Total costs and expenses	82,210	81,637	259,658	254,205
Income (loss) from operations	4,876	(1,283)	(4,169)	(16,442)
Other (expense) income, net	(1,008)	68	703	501
Interest expense	1,595	2,652	4,972	8,274
Income (loss) before income taxes	2,273	(3,867)	(8,438)	(24,215)
Income tax (benefit) provision	(111)	289	563	1,485
Net income (loss)	$2,384	$(4,156)	$(9,001)	$(25,700)

Basic net income (loss) per common share	$0.03	$(0.06)	$(0.12)	$(0.36)
Diluted net income (loss) per common share	$0.03	$(0.06)	$(0.12)	$(0.36)

Shares used in computing basic net income (loss) per common share	73,413	71,600	72,955	71,227
Shares used in computing diluted net income (loss) per common share	76,315	71,600	72,955	71,227

AFFYMETRIX, INC.
RESULTS OF OPERATIONS – NON-GAAP
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME (LOSS)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
GAAP net income (loss) - basic and diluted	$2,384	$(4,156)	$(9,001)	$(25,700)
Amortization of inventory fair value adjustment	—	2,896	4,666	11,980
Amortization of acquired intangible assets	3,913	4,536	12,593	13,691
Acquisition-related integration costs	—	—	—	748
Litigation settlement	—	—	5,100	—
Restructuring charges	—	(2)	—	4,484
Non-GAAP net income - basic and diluted	$6,297	$3,274	$13,358	$5,203

Non-GAAP basic net income per common share	$0.09	$0.05	$0.18	$0.07
Non-GAAP diluted net income per common share	$0.08	$0.05	$0.18	$0.07

Shares used in computing Non-GAAP basic net income per common share	73,413	71,600	72,955	71,227
Shares used in computing Non-GAAP diluted net income per common share	76,315	71,600	72,955	71,227

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP GROSS MARGIN

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013
GAAP total gross margin	$51,520	59%	$43,839	55%	$146,920	58%	$126,014	53%
Amortization of inventory fair value adjustment	—	—%	2,896	4%	4,666	2%	11,980	5%
Amortization of acquired intangible assets	1,352	2%	1,332	2%	4,073	1%	4,023	2%
Non-GAAP total gross margin	$52,872	61%	$48,067	61%	$155,659	61%	$142,017	60%

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP OPERATING EXPENSES

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Total GAAP operating expenses	$46,644	$45,122	$151,089	$142,456
Amortization of acquired intangible assets	(2,561)	(3,206)	(8,520)	(9,670)
Acquisition-related integration costs	—	—	—	(748)
Litigation settlement	—	—	(5,100)	—
Restructuring charges	—	2	—	(4,484)
Total Non-GAAP operating expenses	$44,083	$41,918	$137,469	$127,554

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP ADJUSTED EBITDA AS PERCENTAGE OF REVENUE

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
GAAP net income (loss)	$2,384	$(4,156)	$(9,001)	$(25,700)
Depreciation and amortization	7,318	9,612	23,844	30,076
Amortization of inventory fair value adjustment	—	2,896	4,666	11,980
Interest expense, net	1,588	2,646	4,919	8,279
Income tax provision	(111)	289	563	1,485
EBITDA	11,179	11,287	24,991	26,120

Adjustments to EBITDA:
Share-based compensation	3,164	1,952	9,436	5,109
Loss (gain) on foreign currency	1,472	(499)	1,807	22
Litigation charges	801	522	9,160	1,759
(Gain) loss on sales of securities	(444)	175	(1,684)	205
Restructuring and integration charges	—	(2)	—	5,555
Other adjustments	(14)	260	(772)	(779)
Adjusted EBITDA	$16,158	$13,695	$42,938	$37,991

Revenue	$87,086	$80,354	$255,489	$237,763

Adjusted EBITDA as percentage of revenue	19%	17%	17%	16%